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                                                                   EXHIBIT 10(n)

                          UNIVERSAL FOODS CORPORATION

                           MANAGEMENT INCENTIVE PLAN
                            FOR CORPORATE MANAGEMENT


I.       THE PLAN

         The name of this Plan is the Universal Foods Corporation Management Incentive Plan for Corporate Management. The purpose of this Plan is to promote the interests of the shareholders and to provide incentive to those corporate management employees who can contribute most to the profitability of the Company. It is separate and distinct from other Company incentive plans currently in effect.


II.      DEFINITIONS

         In this Plan, the terms used will have the following definitions:

         A. "Board of Directors" means the Board of Directors of Universal Foods Corporation.

         B. "Bonus Award" means an award, either paid currently or paid on a deferred basis, as the result of the operation of this Plan.

         C. "Bonus Provision" means monies available for distribution as a Bonus Award as the result of the operation of this Plan.

         D.      "Company" means Universal Foods Corporation.

         E. "Employee" means any employee regularly employed by Universal Foods Corporation, and paid on a salary basis.

         F. "Fiscal Year Salary" means base pay earned during the period October 1 through September 30 each Company operating year exclusive of any incentive or supplemental payments by the Company.

         G. "Independent Auditors" means with respect to any fiscal year, the independent public accountants appointed by the Board of Directors to certify to the Board of Directors the financial statements of the Company.
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         H.      "Operating Income After Taxes" is defined as net earnings, as shown in the Company's Statement of Consolidated Earnings as certified by the Company's Independent Auditors, plus the after-tax costs of interest on long and short term debt and the Bonus Awards for that fiscal year. This amount shall be further adjusted for extraordinary items of income or expense if, in the opinion of the Chairman and the President and Chief Executive Officer, it is appropriate to do so.

         I.      "Plan" means this Management Incentive Plan for Corporate
                 Management.

         J. "Subsidiary" means with respect to any year, any corporation in which Universal Foods Corporation owns a stock interest of more than 50%, and the financial results of whose operations are consolidated with those of the Company in the financial statements included in the annual report to shareholders for that year.


III.     PLAN ADMINISTRATION

         The Board of Directors of Universal Foods Corporation has delegated to the Chairman and Chief Executive Officer the authority to adopt eligibility and other rules not inconsistent with the provisions of the Plan (hereinafter referred to as the "Regulations" and attached hereto as "Exhibit A") for the administration thereof and to alter, amend, or revoke any Regulations so adopted.


IV.      PLAN PARTICIPATION

         A. At the beginning of the fiscal year, the Chairman and Chief Executive Officer shall determine who should participate in the Plan for that fiscal year.

         B. Not all management employees need be selected as participants, and selection as a participant one year does not automatically ensure selection in future years, if such Plans should be implemented.

         C. At the end of each fiscal year, the Chairman and Chief Executive Officer shall determine the amount of Bonus Award each participant in the Plan should receive for that fiscal year.

         D. The Chairman and Chief Executive Officer's selection of the Employees to whom a Bonus Award shall be made and its determination of the amount and method of payment of each such Bonus Award shall be final.
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         E.      This Plan is not a part of the Company's regular compensation plan nor is it part of the Employee's regular compensation.



V.       BONUS AWARDS

         The performance measurement upon which the Bonus Award is based is determined in accordance with the Regulations for each fiscal year.


VI.      SUCCESSORS AND ASSIGNS

         If the Company sells, assigns or transfers all or substantially all of its business and assets to any person, excluding affiliates of the Company, or if the Company merges into or consolidates or otherwise combines with any person which is a continuing or successor entity, then the Company shall assign all of its right, title and interest in this Plan as of the date of such event to the person which is either the acquiring or successor corporation, and such person(s) shall assume and perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Plan upon the Company.

         In case of such assignment by the Company and of such assumption and agreement by the Company and of such person(s), all further rights as well as all other obligations of the Company under this Agreement thenceforth shall cease and terminate and thereafter the expression "the Company" wherever used herein shall be deemed to mean such person(s).


VII.     PLAN AMENDMENTS

         The Chairman and Chief Executive Officer may suspend or discontinue the Plan at anytime.
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                          UNIVERSAL FOODS CORPORATION

                           MANAGEMENT INCENTIVE PLAN
                            FOR CORPORATE MANAGEMENT
                                REGULATIONS F-98


These Regulations apply to the Corporate Management Incentive Plan for the fiscal year October 1, 1997 through September 30, 1998.

1. Participants will be notified of their selection and be provided with a copy of the Plan with specific provisions related to their level of participation.

2. An Employee may be selected as a participant after the beginning of a fiscal year and, if eligible, may receive a Bonus Award prorated to reflect duration of Plan participation.

3. A participant may receive a Bonus Award based on prorated participation in more than one plan if eligible to do so under provisions of the plan(s).

4. The Bonus Award granted to individual participants shall be based upon achievement of defined target objectives (Formula).

5. The following schedule shows the maximum Bonus Award, as a percent of Fiscal Year Salary, that may be granted to various levels of participants under the Plan:

                                                      FORMULA        TOTAL
                                                      -------        -----
                Corporate Management Plan             20.00%         20.00%

6. The bonus award amount may, at the decision of the Chairman and Chief Executive Officer, be adjusted up or down by five to twenty percent (5% to 20%) to recognize individual performance.

7. If an Employee ceases to be a Plan participant during the fiscal year, but remains in the Company's service, the Employee may, at the discretion of the Chairman and Chief Executive Officer, receive a pro-rata Bonus Award based upon the number of months spent as a participant.

8. The Bonus Award shall not be paid to participants who resigned or were discharged for cause prior to the completion of the fiscal year of the Plan unless the Chairman and Chief Executive Officer decides otherwise.

9. If an Employee ceases to be a Plan participant during the fiscal year as a result of death, disability, or retirement under the Company's ESOP, the Employee or his/her
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        estate may, at the discretion of the Chairman and Chief Executive
        Officer, receive a pro-rata Bonus Award based upon the number of months spent as a participant.

        In such cases, the Chairman and Chief Executive Officer may increase the Bonus Award up to, but not in excess of, the amount that would have been earned for a full year of participation.
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EXHIBIT B - PERFORMANCE MEASURES
CORPORATE MANAGEMENT
PAGE 1




                          UNIVERSAL FOODS CORPORATION

                           MANAGEMENT INCENTIVE PLAN
                            FOR CORPORATE MANAGEMENT
                           PERFORMANCE MEASURES F-98




         NAME                                          TITLE/DIVISION
         ----                                          --------------
                                                        Manager


                       MAXIMUM BONUS AWARD AS PERCENTAGE
                             OF FISCAL YEAR SALARY

                        ------------------------------

                          FORMULA                                                    TOTAL
                          -------                                                    -----
                          20.00%                                                     20.00%

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EXHIBIT B - PERFORMANCE MEASURES
CORPORATE MANAGEMENT
PAGE 2



GUIDELINES

Upon the determination of the amount of the Bonus Provision for the fiscal year, an amount may be awarded by the Chairman and the President and Chief Executive Officer as a Bonus Award to selected Plan participants according to the following guidelines:

1.       Formula Award

         The F-98 objective is to attain a Corporate Earnings Per Share for the fiscal year of $______ (Target).


-------------------------------------------------------------------------------------------------------------------
                                       EARNINGS PER SHARE (EPS)                         PERCENT OF FORMULA AWARD
-------------------------------------------------------------------------------------------------------------------
                                                                                                    5%
-------------------------------------------------------------------------------------------------------------------
                                                                                                   10
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                                                                                                   15
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                                                                                                   20
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                                                                                                   25
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                                                                                                   30
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                                                                                                   35
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                                                                                                   40
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                                                                                                   45
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                                                                                                   50
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                                                                                                   55
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                                                                                                   60
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                                                                                                   65
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                                                                                                   72
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                                                                                                   79
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                                                                                                   86
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                                                                                                   93
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                                                                                                  100
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


2.       Special Adjustments

         Upon the recommendations of the Senior Corporate Officers, the Chairman and Chief Executive Officer may approve special adjustments to Earnings Per Share necessary to give consideration to unbudgeted and/or unplanned situations which developed
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EXHIBIT B - PERFORMANCE MEASURES
CORPORATE MANAGEMENT
PAGE 3

         after finalization of the operating budget. Such adjustments will be submitted for consideration only if required to correct major inequities.